Exhibit 10.1

SEVENTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT

THIS SEVENTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this “Amendment”), dated as of January 5, 2016, is entered into by and among NOVATEL WIRELESS, INC., a Delaware corporation (“Novatel”), ENFORA, INC., a Delaware corporation (“Enfora”), and FEENEY WIRELESS, LLC, an Oregon limited liability company (“Feeney Wireless”; Novatel, Enfora and Feeney Wireless are sometimes referred to in this Amendment individually as a “Borrower” and collectively as the “Borrowers”), R.E.R. ENTERPRISES, INC., an Oregon corporation (“RER Enterprises”), and FEENEY WIRELESS IC-DISC, INC., a Delaware corporation (“Feeney Wireless IC-DISC”; RER Enterprises and Feeney Wireless IC-DISC are sometimes referred to in this Amendment individually as a “Guarantor” and collectively as the “Guarantors”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Lender”). Borrowers and Guarantors are sometimes individually referred to herein as a “Loan Party” and collectively referred to herein as the “Loan Parties”. Terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement defined below.

RECITALS

A.    The Lender, Borrowers and Guarantors have previously entered into that certain Credit and Security Agreement dated as of October 31, 2014 (as amended, modified and supplemented from time to time, the “Credit Agreement”), pursuant to which the Lender has made certain loans and financial accommodations available to Borrowers.

B.    Borrowers and Guarantors have requested that certain amendments be made to the Credit Agreement, and Lender is willing to amend the Credit Agreement on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.    Amendments to Credit Agreement.

1.1    Clause (b)(i) of Section 7.7 of the Credit Agreement is hereby amended to read in its entirety as follows:

“(i)    any agreement, instrument, document, indenture, or other writing evidencing or concerning Permitted Indebtedness other than (A) the Obligations in accordance with this Agreement or a Bank Product Agreement, (B) Permitted Intercompany Advances, or (C) the Permitted Indebtedness incurred under the Feeney Merger Documents in accordance with the Feeney Merger Amendment;”

1.2    The following new defined terms are hereby added to Schedule 1.1 to the Credit Agreement in the appropriate alphabetical position:

““Feeney Merger Amendment” means that certain Amendment No. 1 to Agreement and Plan of Merger, dated as of January 5, 2016, by and between Novatel Wireless, Inc. and Ethan Ralston, in his capacity as Stockholders’ Representative, and that certain Amendment No. 1 to Escrow Agreement, dated as of January 5, 2016, by and among Novatel Wireless, Inc., Ethan Ralston, in his capacity as Stockholders’ Representative, and Wilmington Trust, N.A., as escrow agent, each in form and substance satisfactory to Lender.”

““Feeney Merger Payment” means any payment required to be made by Novatel Wireless, Inc. pursuant to Section 2.1(a) of the Agreement and Plan of Merger, dated as of March 27, 2015, by and among Novatel Wireless, Inc., Duck Acquisition, Inc., R.E.R. Enterprises, Inc., the stockholders of R.E.R. Enterprises, Inc. party thereto, and Ethan Ralston, in his capacity as Stockholders’ Representative, as amended by the Feeney Merger Amendment.”

1.3    Clause (k) of the definition of “Permitted Indebtedness” set forth in Schedule 1.1 to the Credit Agreement is hereby amended to read in its entirety as follows:

“(k)    unsecured Indebtedness (x) (including, but not limited to, earnouts) of any Borrower that is incurred on the date of the consummation of a Permitted Acquisition solely for the purpose of consummating such Permitted Acquisition and (y) in respect of any Feeney Merger Payments so long as, in each case, (i) no Event of Default has occurred and is continuing or would result therefrom, (ii) such unsecured Indebtedness is not incurred for working capital purposes, (iii) such unsecured Indebtedness (other than earnouts and Indebtedness in respect of Feeney Merger Payments) does not mature prior to the date that is 6 months after the Maturity Date, and (iv) such Indebtedness (other than Indebtedness in respect of Feeney Merger Payments) is subordinated in right of payment to the Obligations on terms and conditions satisfactory to Lender; provided, however, that if any Feeney Merger Payment is to be paid in cash, Borrowers shall have Excess Availability in an amount equal to or greater than $10,000,000 for each of the 60 days immediately preceding the date of such Feeney Merger Payment (as determined on a pro-forma basis after giving effect to such Feeney Merger Payment, as though such Feeney Merger Payment was made on the first day of such 60 day period) and immediately after giving effect to any such Feeney Merger Payment;”

2.    Amendment Fee. Intentionally Omitted.

3.    Effectiveness of this Amendment. This Amendment shall be effective upon Lender’s receipt of the following items, in form and content acceptable to the Lender:

3.1    This Amendment, duly executed in a sufficient number of counterparts for distribution to all parties;

3.2    A copy of that certain Amendment No. 1 to Agreement and Plan of Merger, dated as of the date hereof, by and between Novatel and Ethan Ralston, in his capacity as Stockholders’ Representative, and that certain Amendment No. 1 to Escrow Agreement, dated as of the date hereof, by and among Novatel, Ethan Ralston, in his capacity as Stockholders’ Representative, and Wilmington Trust, N.A., as escrow agent, each certified as true, correct and complete by an Authorized Person of Novatel;

3.3    The representations and warranties set forth in this Amendment must be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof); and

3.4    All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded, as reasonably required by the Lender.

4.    Representations and Warranties. Each Loan Party represents and warrants as follows:

4.1    Authority. Each Loan Party has the requisite corporate or limited liability company, as applicable, power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by the Loan Parties of this Amendment have been duly approved by all necessary corporate or limited liability company, as applicable, action and no other corporate or limited liability company, as applicable, proceedings are necessary to consummate such transactions.

4.2    Enforceability. This Amendment has been duly executed and delivered by the Loan Parties. This Amendment and each Loan Document (as amended or modified hereby) is the legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally, and is in full force and effect.

4.3    Representations and Warranties. The representations and warranties contained in each Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof.

4.4    Due Execution. The execution, delivery and performance of this Amendment are within the corporate or limited liability company, as applicable, power of each Loan Party, have been duly authorized by all necessary action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on any Loan Party except to the extent that any such contravention could not individually or in the aggregate reasonably be expected to cause a Material Adverse Change.

4.5    No Default. No event has occurred and is continuing that constitutes a Default or an Event of Default.

5.    No Waiver. Except as otherwise expressly provided herein, the execution of this Amendment and the acceptance of all other agreements and instruments related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or a waiver of any breach, default or event of default under any other Loan Document or other document held by Lender, whether or not known to Lender and whether or not existing on the date of this Amendment.

6.    Release. Each of the Borrowers and Guarantors hereby absolutely and unconditionally releases and forever discharges Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which Borrowers or Guarantors have had, now have or have made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown. It is the intention of the Borrowers and Guarantors in executing this release that the same shall be effective as a bar to each and every claim, demand and cause of action specified and in furtherance of this intention Borrowers and Guarantors each waives and relinquishes all rights and benefits under Section 1542 of the Civil Code of the State of California, which provides:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MIGHT HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

The parties acknowledge that each may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such claims, demands, or causes of action and agree that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts.

7.    Costs and Expenses. Borrowers hereby reaffirm their agreement under the Credit Agreement to pay or reimburse Lender on demand for all Lender Expenses incurred by Lender in connection with the Loan Documents. Without limiting the generality of the foregoing, Borrowers specifically agree to pay all reasonable and documented (to the extent such documentation is reasonably requested by Borrowers) out-of-pocket fees and disbursements of counsel to Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. Borrowers hereby agree that Lender may, at any time or from time to time in its sole discretion and without further authorization by Borrowers, make an Advance to the Borrowers under the Credit Agreement, or apply the proceeds of any Advance, for the purpose of paying any such fees, disbursements, costs and expenses.

8.    Choice of Law; Venue; Jury Trial Waiver; Arbitration. The validity of this Amendment, its construction, interpretation and enforcement, and the rights of the parties hereunder shall be determined under, governed by, and construed in accordance with the internal laws of the State of California governing contracts only to be performed in that State. All of the terms of Section 13 of the Credit Agreement are hereby incorporated by reference into this Amendment, mutatis mutandis.

9.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile or “pdf” file or other similar method of electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

10.    Reference to and Effect on the Loan Documents.

10.1    Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

10.2    Except as specifically amended by this Amendment, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of the Borrowers to the Lender and Bank Product Providers, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

10.3    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

10.4    To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

10.5    This Amendment shall be deemed to be a “Loan Document” (as defined in the Credit Agreement).

11.    Ratification. The Loan Parties hereby restate, ratify and reaffirm each and every term and condition set forth in the Credit Agreement and the other Loan Documents to which it is a party, in each case as amended by this Amendment, effective as of the date hereof.

12.    Estoppel. To induce the Lender to enter into this Amendment and to continue to make Advances or issue Letters of Credit to or for the account of the Borrowers under the Credit Agreement, the Loan Parties hereby acknowledge and agree that, as of the date hereof, there exists no right of offset, defense, counterclaim or objection in favor of the Loan Parties as against the Lender or any Bank Product Provider with respect to the Obligations.

13.    Integration; Conflict; Successors and Assigns; Amendment. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof. In the event of any conflict between this Amendment and the Credit Agreement, the terms of this Amendment shall govern. This Amendment shall bind and inure to the benefit of the respective successors and assigns of each of the parties, subject to the provisions of the Credit Agreement and the other Loan Documents. No amendment or modification of this Amendment shall be effective unless it has been agreed to by Lender in a writing that specifically states that it is intended to amend or modify this Amendment.

14.    Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[signature pages follow]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BORROWERS:

NOVATEL WIRELESS, INC.

By:	/s/ Michael A. Newman
Name:	Michael A. Newman
Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

ENFORA, INC.

By:	/s/ Michael A. Newman
Name:	Michael A. Newman
Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

FEENEY WIRELESS, LLC

By:	/s/ Michael A. Newman
Name:	Michael A. Newman
Title:	Secretary

R.E.R. ENTERPRISES, INC.

By:	/s/ Michael A. Newman
Name:	Michael A. Newman
Title:	Secretary

FEENEY WIRELESS IC-DISC, INC.

By:	/s/ Michael A. Newman
Name:	Michael A. Newman
Title:	Secretary

LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Robin Van Meter
Name:	Robin Van Meter
Title:	Authorized Signatory